                                                                   EXHIBIT 10.15
                        VISTA MEDICAL TECHNOLOGIES, INC.
                     AMENDMENT TO THE AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT


     THIS AMENDMENT TO THE AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (the "Amendment") is made as of the 22nd day of February, 1997 (the "Effective Date"), by and among VISTA MEDICAL TECHNOLOGIES, INC., a Delaware corporation (the "Company"), HEARTPORT, INC., a Delaware corporation (the "Warrant Holder") and the Stockholders listed on Exhibit "A" hereto, each of which is herein referred to as a "Stockholder."

                                 R E C I T A L S

     WHEREAS, the Company and certain of the Stockholders are parties to a certain Amended and Restated Investors' Rights Agreement dated as of November 27, 1996, as amended through the date hereof (the "Agreement"), pursuant to which certain of the Stockholders possess registration rights, information rights, rights of first refusal and other rights, and the Company is obligated thereunder;

     WHEREAS, the Company has issued a warrant ("Warrant") to Warrant Holder to purchase up to 133,333 shares of Common Stock of the Company; and

     WHEREAS, the Stockholders, the Company and the Warrant Holder hereby intend that this Amendment shall amend the Agreement so that the obligations of the Company to register Common Stock issuable to Warrant Holder upon exercise of the Warrant are covered by the Agreement.

     NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

     1. Section 1.2 entitled "Certain Definitions" is hereby amended to add the following definition:

     "WARRANT: shall mean that certain Warrant dated February 22, 1997 issued by the Company to Heartport, Inc."

     2. The following definition in the Agreement is amended in its entirety to read as follows:

     "REGISTRABLE SECURITIES" means (i) the Common Stock issuable or issued upon conversion of the Series A Preferred, (ii) the Common Stock issuable or issued upon conversion of the Series B Preferred, (iii) the Common Stock issuable or issued upon conversion of the Series C Preferred, (iv) the Common Stock issuable or issued upon exercise of the Warrant and (v) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in (i), (ii),
(iii) and (iv) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this
Section 1 are not assigned and any Registrable Securities as to which the registration rights granted hereunder have been terminated pursuant to Section 1.14.

     3.   Section 4.8 is amended in its entirety to read as follows:

          "4.8 APPROVAL OF AMENDMENTS AND WAIVERS. Any term of this agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of (i) the Company and
(ii) the holders of at least a majority of the then outstanding shares of Registrable Securities (including for this purpose shares of Series A Preferred, Series B Preferred and Series C Preferred prior to conversion into Registrable Securities), excluding from the determination of such a majority in clause (ii) (both in determining the total number of such shares outstanding and the number of such shares consenting or not consenting) all shares previously disposed of by such holders pursuant to one or more registration statements under the Securities Act or pursuant to Rule 144. Any amendment, termination or waiver effected in accordance with this section shall be binding upon the Stockholders, each of their transferees and the Company. Each Stockholder acknowledges that by the operation of this Section the holders of a majority of the outstanding Registrable Securities as aforesaid may have the right and power to diminish or eliminate all rights of such Stockholders under this Agreement."

     4. Section 1.15 is amended to replace the word "Investor" with the word "Holder" in the second line of the last paragraph of Section 1.15. Section 2.3(a) is amended to replace the word "Investor" in line 1 with the word "Stockholder." Section 2.3(b) is amended to replace the word "Holder" the first time that it appears in line 2 with the word "Stockholder." Sections 4.4 and
4.7 are each hereby amended to replace all references to the words "stockholders" and "Stockholders" with the words "Holder" and "Holders", respectively.

     5. By signature below, Warrant Holder agrees that it will have and comply with all of the rights and obligations of a Holder under the Agreement. All other terms and provisions of the Agreement remain in full force and effect.

     The foregoing Amendment to the Amended and Restated Investors' Rights Agreement is hereby executed as of the date first above written.

                              THE COMPANY:

                              VISTA MEDICAL TECHNOLOGIES, INC.


                              By:  /s/ John Lyon
                                   ------------------------------
                              Title:    President
                                    -----------------------------

                              Address:  5451 Avenida Encinas, Suite A
                                        Carlsbad, CA  92008


                              THE STOCKHOLDERS:

                              FOSTER CITY PARTNERS


                              By:
                                 ------------------------------
                              Title:
                                    ---------------------------
                              Address:  950 Tower Lane, Ste. 800
                                             Foster City, CA  94404


                              ONE LIBERTY FUND III, L.P.


                              By:/s/ D. Holland
                                 ------------------------------
                              Title:
                                    ---------------------------

                              Address:  1 Liberty Square, 2nd Floor
                                        Boston, MA  02109

                              GILDE INTERNATIONAL, B.V.


                              By:
                                 ------------------------------
                              Title:
                                    ---------------------------

                              Address:  1 Liberty Square, 2nd Floor
                                        Boston, MA  02109


                              DOMAIN PARTNERS III, L.P.

                              By:  One Palmer Square Associates III, L.P.

                              By:/s/ James C. Blair
                                 ------------------------------
                              Title:General Parner
                                    ---------------------------

                              Address:  One Palmer Square, Ste. 515
                                        Princeton, NJ  08542


                              BIOTECHNOLOGY INVESTMENTS
                              LIMITED

                              By:  Old Court Limited

                              By:/s/ James C. Blair
                                 ------------------------------
                              Title:Attorney in Fact
                                    ---------------------------

                              Address:  St. Julian's Court
                                        St. Peter Port
                                        Guernsey, Channel Islands

                              D.P. III ASSOCIATES, L.P.

                              By:  One Palmer Square Associates III, L.P.

                              By:James C. Blair
                                 ------------------------------
                              Title:General Partner
                                    ---------------------------

                              Address:  One Palmer Square, Ste. 515
                                        Princeton, NJ  08542

                              SBIC PARTNERS, L.P.

                              By:  Forrest Binkley & Brown L.P.,
                                   General Partner

                                   By:  Forrest Binkley & Brown Venture Co.,
                                        General Partner

                              By:
                                 ------------------------------
                              Title:
                                    ---------------------------

                              By:  SL-SBIC Partners, L.P.,
                                   General Partner

                                   By:  FW-SBIC, Inc.,
                                        General Partner

                              By:
                                 ------------------------------
                              Title:
                                    ---------------------------

                              Address:  201 Main Street, Suite 2302
                                        Fort Worth, TX 76102

                              KOICHIRO HIRO


                              ---------------------------------

                              Address:  c/o Oktas
                                        134 Flanders Road
                                        Westborough, MA 01581


                              MEDTRONIC ASSET MANAGEMENT, INC.


                              ---------------------------------
                              By:/s/ M. J. Estwood
                                 ------------------------------
                              Title: V.P.
                                    ---------------------------

                              Address:  7000 Central Avenue NE
                                        Minneapolis, MN 55432

                              WARRANT HOLDER:

                              HEARTPORT, INC., a Delaware corporation


                              ---------------------------------
                              By: Wesley D. Sterman
                                 ------------------------------
                              Title:C.E.O.
                                    ---------------------------

                              Address:  700 Chesapeake Drive
                                        Redwood City, CA 94063

                                    EXHIBIT A
                            SCHEDULE OF STOCKHOLDERS
                            ------------------------

     Stockholders
     ------------

     FOSTER CITY PARTNERS
     950 Tower Lane, Ste. 800
     Foster City, CA 94404
     Attention:     Dr.  H.J. Smead

     ONE LIBERTY FUND III
     1 Liberty Square, 2nd Floor
     Boston, MA 02109
     Attention:     Dan Holland

     GILDE INTERNATIONAL B.V.
     1 Liberty Square, 2nd Floor
     Boston, MA 02109
     Attention:     Dan Holland

     B. U. N. P.
     c/o Community Technology Fund
     Boston University Ventures
     147 Bay State Road
     Boston, MA 02215
     Attention:     John E. Bagalay, Jr.

     DOMAIN PARTNERS III, L.P.
     One Palmer Square.  Ste. 515
     Princeton.  NJ 08542
     Attention:     James C. Blair.  Ph.D.

     BIOTECHNOLOGY INVESTMENTS LIMITED
     St. Julian's Court
     St. Peter Pon
     Guernsey.  Channel Islands

     with copy to:

     c/o Domain Associates
     One Palmer Square, Ste. 515
     Princeton, NJ 08542
     Attention:     James C. Blair.  Ph.D.

     DP III ASSOCIATES, L.P.
     One Palmer Square, Ste. 515
     Princeton, NJ 08542
     Attention:     James C. Blair, Ph.D

     SBIC PARTNERS.  L.P.
     201 Main Street, Suite 2302
     Fort Worth, TX 76102
     Attention:     Nicholas Binkley

     KOICHIRO HORI
     c/o Oktas
     134 Flanders Road
     Westborough, MA 01581

     DELAWARE CHARTER GUARANTEE &
     TRUST TTEE FBO NANCY M. BRIEFS
     3000 Sand Hill Road 3-190
     Menlo Park, CA  94025
     Attention:  Dick Blakeley

     with copy to:

     c/o Oktas
     134 Flanders Road
     Westborough, MA  01581
     Attention:  Nancy Briefs

     PIONEER CAPITAL CORPORATION
     60 State Street
     Boston, MA  02109

     ACCEL III, L.P.
     1 Palmer Square, Ste. 515
     Princeton, NJ  08542

     ACCEL JAPAN, L.P.
     1 Palmer Square, Ste. 515
     Princeton, NJ  08542

     ACCEL '91
     1 Palmer Square, Ste. 515
     Princeton, NJ  08542

     OAK INVESTMENT PARTNERS V, L.P.
     1 Gorham Island
     Westport, CT  06880

     OAK V AFFILIATES FUND, L.P.
     1 Gorham Island
     Westport, CT  06880

     CRAIG S. ANDREWS
     3543 Garrison Street
     San Diego, CA  92106

     JOHN DENNISTON
     16338 Via del Alba
     Rancho Santa Fe, CA 92067

     FAYE HUNTER RUSSELL TRUST U/A DTD 7-11-88
     P.O. Box 1759
     La Jolla, CA 92038

     ALBERT STARR, M.D.
     9155 S. W. Barnes Road, Suite 240
     Portland, OR 97225

     NATIONAL CITY BANK AS CUSTODIAN
     CARDIAC SURGICAL FBO DR. WILLIAM F.
     NORTHRUP, IV
     651 Nicollet Mall, FAC-4
     Minneapolis, MN 55402

     GUARANTEE & TRUST CO., TRUSTEE
     FBO GIACOMO A. DELARIA, M.D.
     P. O. Box 9755
     Rancho Santa Fe, CA 92067

     MEREDITH L. SCOTT, M.D.
     1615 Barcelona Way
     Winter Park, FL 32789

     SELECTED MEDICAL ENTERPRISES
     1017 Mary Lan
     Lomira, WI 53048

     PROMEDICA INTERNATIONAL, INC.
     620 Newport Center Drive, #575
     Newport Beach, CA 92660

     MEDTRONIC ASSET MANAGEMENT, INC.
     7000 Central Avenue NE
     Minneapolis, MN 55432